UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2022
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.01.	Entry into a Material Definitive Agreement.
The information contained in Item 2.03 of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 1.01.

Item 2.03.....Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
On May 16, 2022, Masimo Corporation (the “Company”) entered into the First Amendment to the Credit Agreement (the “First Amendment”) with the financial institutions party thereto as incremental lenders, the issuing banks party thereto, and Citibank, N.A., as administrative agent, which amends that certain Credit Agreement, dated as of April 11, 2022 (the “Credit Facility”; as amended by the First Amendment, the “Amended Credit Facility”). The First Amendment provides for an additional $205 million of unsecured revolving commitments (the “Revolver”), increasing the aggregate amount of the Revolver from $500 million to $705 million.
Borrowing rates, financial covenants, affirmative and negative covenants and other restricted terms remain unchanged from the Credit Facility. All unpaid principal under the Amended Credit Facility will be due and payable on April 12, 2027. Proceeds from the increase in the Revolver are expected to be used for general corporate, capital investment, share repurchases and working capital needs.
The foregoing description of the First Amendment is a summary of certain terms of the First Amendment, does not purport to be complete, and is qualified in its entirety by reference to the First Amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report.

Exhibit No.	Description
10.1
First Amendment to the Credit Agreement, dated as of May 16, 2022, among Masimo Corporation and each of the lenders party thereto with an Incremental Revolving Commitment, each Issuing Bank and Citibank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: May 20, 2022	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)